UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21470
Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

WALL ST
AU ST

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

INVESTMENT UPDATE
Economic and Market Conditions
Aamer Khan, CFA
Co-Portfolio Manager
Martha Locke, CFA
Co-Portfolio Manager
Thomas H. Luster, CFA
Co-Portfolio Manager
Judith A. Saryan, CFA
Co-Portfolio Manager
•	U.S. and European stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity markets, as measured by the Standard & Poor’s 500 Index (S&P 500) and the FTSE Eurotop 100 Index, exhibited renewed life in March and April. Much of the momentum was spurred by the global efforts to help banks eliminate illiquid assets and revive credit. However, the rally was not enough to prevent stocks from posting negative returns for the six-month period overall, as the S&P 500 fell 8.52% and the FTSE Eurotop 100 Index lost a more modest 1.75%.
•	Overall, growth stocks outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary.
•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential. This same slowdown had a negative effect on other economies, as world trade and import/export activity declined considerably.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “ETG.” For the six months that ended April 30, 2009, the Fund’s return at net asset value underperformed the Russell 1000 Value Index (the Index).[1]
•	Among the Fund’s common stock holdings, a lack of exposure to the consumer discretionary sector relative to the Index limited relative performance during the period. In particular, the Fund held no positions in the strong-performing specialty retail and automobile industries.
•	Conversely, the Fund’s common stock holdings in the industrials, financials and health care sectors made positive contributions to performance. Holdings in the industrials sector were underweighted relative to the Index, which benefited performance, as did stock selection. In financials and health care, the Fund was underweighted in several industries that performed poorly, thus boosting relative performance.
Eaton Vance Tax-Advantaged Global Dividend Income Fund Total Return Performance 10/31/08 – 4/30/09

NYSE Symbol		ETG

At Net Asset Value (NAV)[2]		-16.34%
At Share Price[2]		-20.41%

Russell 1000 Value Index[1]		-13.27%
Merrill Lynch Fixed Rate Preferred Stock Index[1]		-11.62%
Lipper Global Funds Average (at NAV)[1]		-1.72%

Premium/(Discount) to NAV (4/30/09)		-18.40%
Total Distributions per share		$0.841
Distribution Rate[3]	At NAV	11.20%
	At Share Price	13.73%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

INVESTMENT UPDATE
•	As of April 30, 2009, the Fund had approximately 14% of total investments in preferred stocks, which were affected by the crisis in the financial sector and the resulting severe economic slowdown. Nevertheless, preferred stocks showed significant signs of recovery recently. Preferred stocks rallied strongly during the last two months of the semiannual period as a result of forceful steps the government took to deal with systemic financial risk and bank capital adequacy. Many banks expressed interest in repaying government capital support and even raised private capital without government backing. Not surprisingly, preferred stock prices began to rise, volatility fell, and liquidity and investor interest returned to the sector in a substantial way. While returns were generally negative for the six-month period, the Fund’s preferred stock holdings significantly outperformed the Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks.[1]
•	Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI). The Fund’s investments in preferred stocks and, within the common stock portfolio, its exposure to the utilities and energy sectors, all contributed to the Fund’s QDI for the period.

•	Beginning with the January 2009 distribution, the Fund’s monthly distribution rate was reduced from $0.1438 to $0.1025. The adjustment to the Fund’s monthly distribution rate primarily reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates. It also reflects, to a lesser extent, the increased costs of implementing the Fund’s dividend capture trading strategy, which can expose the Fund to increased trading costs and greater potential for capital loss or gain. Since its inception, the Fund increased its monthly distribution rate at least six times and made at least two special distributions. At the current distribution level, the Fund’s monthly distribution is restored to its initial level. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could change.
•	As of April 30, 2009, the Fund had leverage in the amount of 29% of the Fund’s total assets. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[2]
•	As always, we thank you for your continued confidence and participation in the Fund.

[1]	It is not possible to invest directly in an Index.

[2]	In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its debt financing.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

FUND PERFORMANCE
Performance1

NYSE Symbol	ETG

Average Annual Total Returns (at share price, New York Stock Exchange)
Six Months	-20.41%
One Year	-57.66
Five Years	-4.75
Life of Fund (1/30/04)	-6.27

Average Annual Total Returns (at net asset value)
Six Months	-16.34%
One Year	-53.07
Five Years	-1.96
Life of Fund (1/30/04)	-2.57

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund composition
Top Ten Common Stock Holdings2
By total investments

AT&T, Inc.	4.9%
E.ON AG	4.4
Chevron Corp.	3.7
McDonald’s Corp.	3.7
RWE AG	3.6
StatoilHydro ASA	3.5
Scottish and Southern Energy PLC	3.5
FPL Group, Inc.	3.2
Marathon Oil Corp.	2.8
Nestle SA	2.8

[2]	Top Ten Common Stock Holdings represented 36.1% of the Fund’s total investments as of 4/30/09. Excludes cash equivalents.
Sector Weightings3
By total investments

[3]	As a percentage of the Fund’s total investments as of 4/30/09. Excludes cash equivalents.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 115.8%

Security	Shares	Value

Beverages — 2.1%

Diageo PLC	1,500,000	$17,894,617

		$17,894,617

Construction & Engineering — 0.8%

Bouygues SA	150,000	$6,398,976

		$6,398,976

Diversified Telecommunication Services — 14.5%

AT&T, Inc.	2,195,000	$56,235,900
BCE, Inc.	748,000	16,007,200
Koninklijke KPN NV	1,050,000	12,623,428
TeliaSonera AB	600,000	2,815,179
Telstra Corp., Ltd.	8,200,000	19,810,476
Verizon Communications, Inc.	446,324	13,541,470

		$121,033,653

Electric Utilities — 27.4%

E.ON AG	1,500,000	$50,725,427
Edison International	450,000	12,829,500
Endesa SA	393,837	8,468,814
Entergy Corp.	350,000	22,669,500
Exelon Corp.	560,000	25,832,800
Fortum Oyj	800,000	16,136,163
FPL Group, Inc.	700,000	37,653,000
Scottish and Southern Energy PLC	2,500,000	40,740,863
Southern Co. (The)	500,000	14,440,000

		$229,496,067

Energy Equipment & Services — 3.2%

Diamond Offshore Drilling, Inc.	230,000	$16,654,300

Wartsila Oyj	298,555	9,843,390

		$26,497,690

Food Products — 5.5%

Kraft Foods, Inc., Class A	588,220	$13,764,348
Nestle SA	1,000,000	32,596,732

		$46,361,080

Gas Utilities — 2.3%

GDF Suez	533,735	$19,168,689

		$19,168,689

Hotels, Restaurants & Leisure — 5.1%

McDonald’s Corp.	800,000	$42,632,000

		$42,632,000

Insurance — 7.7%

AON Corp.	400,000	$16,880,000
Chubb Corp.	699,478	27,244,668
Travelers Companies, Inc. (The)	494,985	20,363,683

		$64,488,351

Investment Companies — 0.1%

Reinet Investments SCA(2)	95,821	$1,012,389

		$1,012,389

Machinery — 3.5%

Deere & Co.	700,000	$28,882,000

		$28,882,000

Media — 0.3%

Time Warner Cable, Inc.	87,042	$2,805,364

		$2,805,364

Metals & Mining — 3.1%

Rautaruukki OYJ	200,000	$3,721,313
Southern Copper Corp.	1,200,000	22,284,000

		$26,005,313

Multi-Utilities — 5.0%

RWE AG	575,000	$41,450,841

		$41,450,841

Oil, Gas & Consumable Fuels — 18.1%

Chevron Corp.	650,000	$42,965,000
Marathon Oil Corp.	1,100,000	32,670,000
Neste Oil Oyj	500,000	6,467,642
StatoilHydro ASA	2,200,000	41,002,492
Total SA ADR	580,000	28,837,600

		$151,942,734

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Pharmaceuticals — 7.2%

Novartis AG ADR	650,000	$24,641,500
Sanofi-Aventis SA	250,000	14,478,022
Wyeth	500,000	21,200,000

		$60,319,522

Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	206,322	$11,721,153

		$11,721,153

Tobacco — 7.8%

Altria Group, Inc.	850,000	$13,880,500
British American Tobacco PLC	852,939	20,570,129
Philip Morris International, Inc.	850,000	30,770,000

		$65,220,629

Wireless Telecommunication Services — 0.7%

Rogers Communications, Inc., Class B	250,000	$6,145,000

		$6,145,000

Total Common Stocks
(identified cost $849,178,448)		$969,476,068

Preferred Stocks — 18.8%

Security	Shares	Value

Commercial Banks — 8.8%

Abbey National Capital Trust I, 8.963%(3)	9,000	$6,001,758
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	3,300	965,250
Barclays Bank PLC, 8.55%(3)(4)	8,960	4,902,733
BBVA International Preferred, S.A. Unipersonal, 5.919%(1)(3)	4,000	1,950,920
BNP Paribas, 7.195%(3)(4)	140	9,447,102
BNP Paribas Capital Trust, 9.003%(3)(4)	15,000	9,007,575
Credit Agricole SA/London, 6.637%(3)(4)	9,950	5,280,147
DB Contingent Capital Trust II, 6.55%(1)	135,000	1,818,450
Den Norske Bank, 7.729%(3)(4)	5,000	3,056,095
First Tennessee Bank, 3.75%(3)(4)	5,275	1,678,109
Landsbanki Islands HF, 7.431%(3)(4)(5)	14,850	8,910
Lloyds Banking Group PLC, 6.657%(3)(4)	18,000	6,029,370
PNC Financial Services Group, Inc., Series F, 9.875%(3)	48,600	1,042,470
Royal Bank of Scotland Group PLC, 7.64%(3)	131	3,972,994
Santander Finance Unipersonal, 6.50%(1)	386,500	5,793,635
Standard Chartered PLC, 6.409%(3)(4)	99	5,859,424
UBS Preferred Funding Trust I, 8.622%(3)	13,000	6,603,740

		$73,418,682

Diversified Financial Services — 0.6%

CoBank, ACB, 11.00%	110,000	$4,839,175

		$4,839,175

Electric Utilities — 0.2%

Georgia Power Co., 6.50%	20,000	$1,640,000

		$1,640,000

Food Products — 0.5%

Dairy Farmers of America, 7.875%(4)	75,230	$4,125,899

		$4,125,899

Insurance — 7.8%

Aegon NV, 6.375%(1)	470,000	$4,488,500
Arch Capital Group, Ltd., Series A, 8.00%(1)	77,000	1,533,840
Arch Capital Group, Ltd., Series B, 7.875%(1)	11,000	211,530
AXA SA, 6.379%(3)(4)	2,500	1,059,337
AXA SA, 6.463%(3)(4)	21,675	9,198,220
Endurance Specialty Holdings, Ltd., 7.75%(1)	246,200	3,951,510
ING Capital Funding Trust III, 8.439%(3)	21,300	9,764,069
ING Groep NV, 8.50%(1)	450,000	6,358,500
Prudential PLC, 6.50%	18,500	9,747,446
RenaissanceRe Holdings, Ltd., 6.08%(1)	257,500	4,130,300
RenaissanceRe Holdings, Ltd., 6.60%(1)	115,000	2,070,000
Zurich Regcaps Fund Trust VI, 1.802%(3)(4)	16,200	13,299,188

		$65,812,440

Oil, Gas & Consumable Fuels — 0.9%

Kinder Morgan GP, Inc., 8.33%(3)(4)	7,000	$7,816,375

		$7,816,375

Total Preferred Stocks
(identified cost $305,637,025)		$157,652,571

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Short-Term Investments — 4.0%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(6)	$33,651	$33,651,006

Total Short-Term Investments
(identified cost $33,651,006)		$33,651,006

Total Investments — 138.6%
(identified cost $1,188,466,479)		$1,160,779,645

Other Assets, Less Liabilities — (38.6)%		$(323,291,847)

Net Assets — 100.0%		$837,487,798

ADR - American Depository Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $81,733,734 or 9.8% of the Fund’s net assets.

(5)	Defaulted security.

(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	55.0%	$637,820,048
United Kingdom	9.5	109,717,576
France	8.1	93,868,094
Germany	8.0	92,176,268
Switzerland	4.9	57,238,232
Norway	3.8	44,058,587
Finland	3.1	36,168,508
Netherlands	2.0	23,470,428
Canada	1.9	22,152,200
Australia	1.7	19,810,477
Spain	1.2	14,262,449
Bermuda	0.5	6,200,300
Sweden	0.2	2,815,179
Luxembourg	0.1	1,012,389
Iceland	0.0	8,910

Total Investments	100.0%	$1,160,779,645

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,154,815,473)	$1,127,128,639
Affiliated investment, at value (identified cost, $33,651,006)	33,651,006
Foreign currency, at value (identified cost, $800,070)	797,302
Receivable for investments sold	8,524,642
Dividends receivable	3,678,666
Interest receivable from affiliated investment	2,912
Tax reclaims receivable	3,738,618

Total assets	$1,177,521,785

Liabilities

Notes payable	$339,000,000
Payable to affiliate for investment adviser fee	647,755
Payable to affiliate for Trustees’ fees	4,533
Accrued expenses	381,699

Total liabilities	$340,033,987

Net Assets	$837,487,798

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 76,265,526 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,052,689
Accumulated net realized loss (computed on the basis of identified cost)	(596,540,055)
Accumulated undistributed net investment income	14,065,090
Net unrealized depreciation (computed on the basis of identified cost)	(27,852,581)

Net Assets	$837,487,798

Net Asset Value

($837,487,798 ÷ 76,265,526 common shares issued and outstanding)	$10.98

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $3,437,965)	$59,282,095
Interest income allocated from affiliated investment	167,297
Expenses allocated from affiliated investment	(82,352)

Total investment income	$59,367,040

Expenses

Investment adviser fee	$5,369,686
Trustees’ fees and expenses	25,623
Interest expense and fees	4,716,497
Custodian fee	243,188
Printing and postage	172,289
Legal and accounting services	66,166
Transfer and dividend disbursing agent fees	11,078
Miscellaneous	85,965

Total expenses	$10,690,492

Deduct —
Reduction of investment adviser fee	$1,230,900

Total expense reductions	$1,230,900

Net expenses	$9,459,592

Net investment income	$49,907,448

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(204,076,697)
Foreign currency transactions	309,203

Net realized loss	$(203,767,494)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(38,091,748)
Foreign currency	143,762

Net change in unrealized appreciation (depreciation)	$(37,947,986)

Net realized and unrealized loss	$(241,715,480)

Net decrease in net assets from operations	$(191,808,032)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$49,907,448	$176,936,492
Net realized loss from investment and foreign currency transactions	(203,767,494)	(292,065,876)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(37,947,986)	(1,037,034,117)
Distributions to preferred shareholders from net investment income	—	(15,517,433)

Net decrease in net assets from operations	$(191,808,032)	$(1,167,680,934)

Distributions to common shareholders —
From net investment income	$(64,169,814)	$(131,603,793)

Total distributions to common shareholders	$(64,169,814)	$(131,603,793)

Net decrease in net assets	$(255,977,846)	$(1,299,284,727)

Net Assets Applicable to Common Shares

At beginning of period	$1,093,465,644	$2,392,750,371

At end of period	$837,487,798	$1,093,465,644

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of period	$14,065,090	$28,327,456

Statement of Cash Flows

For the Six Months Ended
Cash Flows From	April 30, 2009
Operating Activities	(Unaudited)

Net decrease in net assets from operations	$(191,808,032)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(342,791,712)
Investments sold	539,638,678
Increase in short-term investments, net	(653,279)
Increase in dividends receivable	(608,789)
Decrease in interest receivable from affiliated investment	19,493
Increase in receivable for investments sold	(8,288,384)
Increase in tax reclaims receivable	(1,270,781)
Decrease in payable for investments purchased	(22,631,690)
Decrease in payable to affiliate for investment adviser fee	(260,160)
Increase in payable to affiliate for Trustees’ fees	373
Decrease in accrued expenses	(236,177)
Net change in unrealized (appreciation) depreciation of investments	38,091,748
Net realized loss on investments	204,076,697

Net cash provided by operating activities	$213,277,985

Cash Flows From Financing Activities

Cash distributions paid, net of reinvestments	$(64,169,814)
Repayment of notes payable	(160,000,000)

Net cash used in financing activities	$(224,169,814)

Net change in cash	$797,302

Cash at beginning of period	$—

Cash at end of period(1)	$797,302

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$4,757,820

(1)	Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months		Year Ended
	Ended		October 31,		Period Ended		Year Ended	Period Ended
	April 30, 2009				October 31,		December 31,	December 31,
	(Unaudited)		2008	2007	2006(1)		2005	2004(2)

Net asset value — Beginning of period (Common shares)	$14.340		$31.370	$26.210	$22.170		$21.680	$19.100	(3)

Income (loss) from operations

Net investment income(4)	$0.654		$2.320	$2.102	$1.635		$1.624	$1.544
Net realized and unrealized gain (loss)	(3.173)		(17.421)	5.158	3.868		0.482	2.622
Distributions to preferred shareholders from net investment income	—		(0.203)	(0.468)	(0.365)		(0.310)	(0.122)

Total income (loss) from operations	$(2.519)		$(15.304)	$6.792	$5.138		$1.796	$4.044

Less distributions to common shareholders

From net investment income	$(0.841)		$(1.726)	$(1.632)	$(1.098)		$(1.308)	$(1.345)

Total distributions to common shareholders	$(0.841)		$(1.726)	$(1.632)	$(1.098)		$(1.308)	$(1.345)

Preferred and Common shares offering costs charged to paid-in capital(4)	$—		$—	$—	$—		$0.002	$(0.020)

Preferred shares underwriting discounts(4)	$—		$—	$—	$—		$—	$(0.099)

Net asset value — End of period (Common shares)	$10.980		$14.340	$31.370	$26.210		$22.170	$21.680

Market value — End of period (Common shares)	$8.960		$12.300	$28.300	$24.690		$20.560	$19.790

Total Investment Return on Net Asset Value(5)	(16.34	)%(15)	(50.33)%	27.22%	24.73	%(15)	9.68%	20.63	%(6)(15)

Total Investment Return on Market Value(5)	(20.41	)%(15)	(52.78)%	21.83%	26.70	%(15)	11.43%	10.11	%(6)(15)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Six Months
	Ended		Year Ended October 31,			Period Ended		Year Ended	Period Ended
	April 30, 2009					October 31,		December 31,	December 31,
	(Unaudited)		2008		2007	2006(1)		2005	2004(2)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$837,488		$1,093,466		$2,392,750	$1,998,876		$1,690,612	$1,653,815
Ratios (As a percentage of average daily net assets applicable to common shares):(7)
Expenses before custodian fee reduction excluding interest and fees(8)	1.10	%(9)	1.03%		1.04%	1.10	%(9)	1.15%	1.08	%(9)
Interest and fee expense(10)	1.08	%(9)	0.65%		—	—		—	—
Total expenses before custodian fee reduction(8)	2.18	%(9)	1.68%		1.04%	1.10	%(9)	1.15%	1.08	%(9)
Net investment income	11.43	%(9)	9.25%		7.30%	8.14	%(9)	7.38%	8.63	%(9)
Portfolio Turnover	27	%(15)	82%		35%	34	%(15)	97%	124	%(15)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(7)
Expenses before custodian fee reduction excluding interest and fees(8)	0.75	%(9)	0.75%		0.77%	0.78	%(9)	0.79%	0.77	%(9)
Interest and fee expense(10)	0.74	%(9)	0.47%		—	—		—	—
Total expenses before custodian fee reduction(8)	1.49	%(9)	1.22%		0.77%	0.78	%(9)	0.79%	0.77	%(9)
Net investment income	7.80	%(9)	6.70%		5.44%	5.78	%(9)	5.10%	6.16	%(9)

Senior Securities:
Total notes payable outstanding (in 000’s)	$339,000		$499,000		$—	$—		$—	$—
Asset coverage per $1,000 of notes payable(11)	$3,470		$3,191		$—	$—		$—	$—
Total preferred shares outstanding	—	(12)	—	(12)	30,000	30,000		30,000	30,000
Asset coverage per preferred share(13)	$—	(12)	$—	(12)	$104,767	$91,638		$81,359	$80,127
Involuntary liquidation preference per preferred share(14)	$—	(12)	$—	(12)	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(14)	$—	(12)	$—	(12)	$25,000	$25,000		$25,000	$25,000

(1)	For the ten-month period ended October 31, 2006. The Fund changed its fiscal year-end from December 31 to October 31.

(2)	For the period from the start of business, January 30, 2004, to December 31, 2004.

(3)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)	Computed using average common shares outstanding.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at net asset value on the last day of the period reported with all distribution reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (See Note 7).

(11)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(12)	The Fund’s preferred shares were fully redeemed during the year ended October 31, 2008.

(13)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(14)	Plus accumulated and unpaid dividends.

(15)	Not annualized.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $392,365,860 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($52,539,884), October 31, 2013 ($19,953,734), October 31, 2014 ($31,368,172), October 31, 2015 ($4,901,953) and October 31, 2016 ($283,602,117).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.835% over $1.5 billion up to and including $3 billion, 0.82% over $3 billion up to and including $5 billion, and 0.805% on average daily gross assets over $5 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The agreement also provides for additional reductions in rates beginning May 1, 2009 on average daily gross assets over $1.5 billion. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended April 30, 2009, the Fund’s adviser fee totaled $5,448,524 of which $78,838 was allocated from Cash Management and $5,369,686 was paid or accrued directly by the Fund. For the six months ended April 30, 2009, the Fund’s adviser fee, including the portion allocated from Cash Management, was 0.85% (annualized) of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first five full years of operations on January 30, 2009. Pursuant to this agreement, EVM waived $1,230,900 of its adviser fee for the six months ended April 30, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $331,102,581 and $539,638,678, respectively, for the six months ended April 30, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended April 30, 2009 and the year ended October 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,188,510,379

Gross unrealized appreciation	$172,068,090
Gross unrealized depreciation	(199,798,824)

Net unrealized depreciation	$(27,730,734)

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $750 million over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR (1-month LIBOR prior to January 1, 2009). The Fund is charged a commitment fee of 0.55% (0.25% prior to January 1, 2009) per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2009, the Fund had borrowings outstanding under the Agreement of $339 million at an interest rate of 1.82%. For the six months ended April 30, 2009, the average borrowings under the Agreement and the average interest rate (annualized) were $409,867,403 and 1.89%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$717,442,244
Level 2	Other Significant Observable Inputs	443,337,401
Level 3	Significant Unobservable Inputs	—

Total		$1,160,779,645

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                  Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2009, our records indicate that there are 176 registered shareholders and approximately 64,307 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Thomas E. Faust Jr.
Vice President and Trustee

Aamer Khan
Vice President

Martha G. Locke
Vice President

Thomas H. Luster
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon
Street Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Advantaged Global Dividend Income Fund
Two International Place
Boston, MA 02110

2051-6/09	CE-TAGDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy. The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.